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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report  (Date of earliest event reported):
                               November 14, 1997

                          Commission File No.: 0-14685




                              GENICOM CORPORATION
             (Exact name of registrant as specified in its charter)



                DELAWARE                              51 - 0271821
     (State or other jurisdiction of                (I.R.S. Employer
     incorporation or organization)               Identification No.)

      14800 CONFERENCE CENTER DRIVE
          SUITE 400, WESTFIELDS
           CHANTILLY, VIRGINIA                           20151
     (Address of principal executive                   (Zip Code)
                offices)



       Registrant's telephone number, including area code: (703) 802-9200






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                      GENICOM CORPORATION AND SUBSIDIARIES
                                 FORM 8-K INDEX

Item 2.            Acquisition Activities

                   On November 14, 1997, the registrant purchased selected assets of Novadyne Computer Systems, Inc. for approximately $12 million including the assumption of certain liabilities (the "Acquisition"). The transaction was financed through the registrant's credit facility with NationsBank of Texas, N.A., as agent for a group of lenders.

                   The registrant published a press release regarding the transaction on November 17, 1997. A copy of such press release is included herein as Exhibit 99.1.

Item 5.            Other Items

                   Effective November 14, 1997, the registrant amended its credit agreement with NationsBank of Texas, N.A., as agent for a group of lenders. The amendment restated the registrant's financial covenants and provided for the Acquisition.

Item 7.            Financial Statements and Exhibits

          (a)      Financial statements of business acquired:

                   The registrant has concluded that it is currently impracticable to file the required financial statements for this acquisition within this Form 8-K filing. The omitted required information will be filed in an amendment to this Form 8-K filing on or before January 28, 1998.

          (b)      Pro forma financial information:

                   The registrant has concluded that it is currently impracticable to file the required pro forma financial information for this acquisition within this Form 8-K filing. The omitted required information will be filed in an amendment to this Form 8-K filing on or before January 28, 1998.

          (c)      Exhibits

                   2.1 Asset Purchase Agreement dated November 14, 1997 among Genicom Corporation, Heller Financial, Inc., Novadyne Computer Systems, Inc. and Novadyne Acquisition Company, Inc.

                   2.2 Asset Purchase Agreement dated November 14, 1997 among Genicom Canada Inc., Novadyne Computer Systems (Canada), Inc., Novadyne Computer Systems, Inc. and Heller Financial, Inc.

                   10.1 First Amendment to Credit and Security Agreement dated as of October 31, 1997

                   99.1 Press release dated November 17, 1997, published by the Registrant


Signatures
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                     GENICOM Corporation
                             -----------------------------------
                                         Registrant


Date:  December 1, 1997


                                      /s/James C. Gale
                             -----------------------------------
                                          Signature

                             James C. Gale
                             Senior Vice President Finance and
                             Chief Financial Officer

                             (Mr. Gale is Chief Financial
                             Officer and has been duly
                             authorized to sign on behalf of
                             the Registrant)